THTA	SoFi Enhanced Yield ETF

listed on NYSE Arca, Inc.

PROSPECTUS

November 12, 2023

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SoFi Enhanced Yield ETF - FUND SUMMARY

Investment Objective

The SoFi Enhanced Yield ETF (the “Fund”) seeks current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.49%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a third-party to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Estimated for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$50	$157

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund seeks to achieve its objective by combining a strategy of holding U.S. Treasury Bills and/or U.S. Treasury Bonds, with a “credit spread” option strategy to seek to generate enhanced yield. The Fund’s net asset holdings will generally be invested as follows:

●	2-5% Cash and cash equivalents (including money market funds and U.S. Treasury Bills)

●	95-100% Treasury securities.

●	Up to 90% Credit Spreads (using the Fund’s holdings of Treasury securities as collateral for the Fund’s investments in options).

The Fund will invest in a portfolio of U.S. Treasury Bills and/or U.S. Treasury Bonds with a targeted portfolio duration of approximately one year and that ZEGA Financial, LLC (“ZEGA” or the “Sub-Adviser”), the Fund’s sub-adviser, believes will generate annual interest income and capital gains. At the same time, the Fund will purchase (buys) and write (sells) put or call options on the following three major equity indexes: the S&P 500® Index, the NASDAQ 100 Index, and the Russell 2000 Index. This strategy is referred to as a “credit spread” or “vertical credit spread” strategy (described more below) and acts as an overlay on the Fund’s portfolio of U.S. government securities.

For the Fund’s credit spread strategy, the Fund enters into credit put spreads or credit call spreads based on the ZEGA’s return versus risk assessment with respect to the broad stock market and the options market. ZEGA manages the Fund using its High Probability Options Strategy (“HiPOS” or the “Strategy”), by which it seeks to provide risk-adjusted returns for the Fund that are uncorrelated to both equity and fixed income markets by using an alternative trading strategy, and reducing the need to predict future market movements. For more information about HiPOS, see the section of the Fund’s Prospectus titled “Additional Information About the Fund.”

Credit Spread Strategy Overview: The Fund employs a strategy referred to as a “credit spread” or “vertical credit spread.” More specifically, the strategy entails the simultaneous purchase and sale of options of the same type (puts or calls) with respect to the same index and with the same expiration date, but at different exercise (“strike”) prices. The Fund will pay premiums on options (puts or calls) that it purchases and will receive premiums when writing options (puts or calls) for a net credit (meaning the premium received is more than what is spent).

To enter into a credit spread, the Fund will sell a put or call (or both) contract and buy a put or call (or both) contract at the same time. These positions will have the same expiration dates and the same contract amounts. The Fund will enter into the same number of contracts for the long and short legs of each spread with the same expiration dates. However, the positions will have different strike prices, which creates a difference in the price of each option (i.e., a “credit”).

The maximum gain for the Fund on any given credit spread is equal to the net premium the Fund receives. The maximum potential loss for the Fund for any given credit spread is equal to the difference between the strike prices of the options on the same index multiplied by the number of contracts or units subject to the option minus net premiums received.

Options Terminology:

In-the-money options are where the price of the underlying asset is above the strike price for calls and below the strike price for puts.

Out-of-the-money (OTM) options are where the price of the underlying asset is below the strike price for calls and above the strike price for puts.

For more information on credit spreads and additional options terminology, see the section of the Fund’s Prospectus titled “Additional Information About the Fund.”

The Fund’s returns will be driven by the interest and capital gains derived from its portfolio of U.S. government securities and its credit spread strategy (e.g., by the difference between the premiums received and paid on these options).

ZEGA analyzes market data to decide when and at what levels to place spread trades for the Fund. The Fund’s holdings may include bullish, bearish, or neutral credit spreads. Due to the Fund’s design, when appropriate, it can hold neutral positions that lean both bullish and bearish simultaneously. For more information about the Fund’s positions during bullish, bearish, and neutral stances, see the section of the Fund’s Prospectus titled “Additional Information About the Fund.”

ZEGA constructs a portfolio for the Fund that it believes is not highly dependent on broad stock market fluctuations. This is because the Fund uses OTM credit spreads, which can yield positive returns even when an underlying index doesn’t move much. The strategy also proves beneficial if, at expiration, the strike price of these credit spreads remains OTM. In a “bullish” stance, the Fund typically sees positive returns unless the stock market value nears or falls below the strike price. Conversely, in a “bearish” stance, it benefits unless the stock market value nears or exceeds the strike price.

All option positions held by the Fund are exchange-traded and collateralized with cash, cash equivalents (for example, U.S. Treasury Bills, U.S. Treasury Bonds and money market fund shares).

ZEGA seeks to provide returns for the Fund by employing the credit spread strategy to construct a portfolio of options that ZEGA considers moderately OTM and which it believes have a high probability of successfully expiring worthless. ZEGA determines the Fund’s exposure to each credit spread by first evaluating the risk metrics associated with the relevant position, including the effects of market volatility on equity indexes. ZEGA then calculates potential returns. The Fund will not establish a credit spread position unless ZEGA concludes that the potential rate of return exceeds the probability of a potential loss.

ZEGA employs proprietary analysis techniques to continually monitor the Fund’s credit spreads for potential exit triggers (e.g., the increased probability of an option being exercised in the money) to ascertain if a buyback of a written option is needed. In addition, if markets move favorably early enough in the lifecycle of a trade, ZEGA may exit one or both sides of the relevant position to secure a gain and redeploy the capital at the next market opportunity. For more information about ZEGA’s analysis techniques, see “Additional Information about the Fund” below.

Notwithstanding the Fund’s investment in options, ZEGA intends to create a risk-defined options portfolio by simultaneously purchasing and selling options of the same type in order to limit the Fund’s exposure to traditional leverage risks associated with investing in options.

Under normal market conditions, the Fund will invest at least 90% of its assets in U.S. government securities. In pursuing the credit spread strategy, the Fund will also invest in put and call options on major equity indexes that generally have an exposure of up to 90% of the Fund’s net assets. For more information about the Fund’s allocation to credit spreads, see the section of the Fund’s Prospectus titled “Additional Information about the Fund.”

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest in fewer issuers at any one time than a diversified fund.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

Written Options Risk. The Fund will incur a loss as a result of writing (selling) options (also referred to as a short position) if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.). Because of the fund’s strategy of coupling written and purchased puts and call options with the same expiration date and different strike prices, the Fund expects that the maximum potential loss for the Fund for any given credit spread is equal to the difference between the strike prices minus any net premium received. Nonetheless, because up to 90% of the Fund’s portfolio may be subject to this risk - the value of an investment in the Fund – could decline significantly and without warning, including to zero.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter- term and higher rated securities.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a one-year duration would be expected to drop by approximately 1% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include options. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect if the Sub-Adviser is unable to set an appropriate spread between two options held by the Fund and increase Fund volatility. In that event, a small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

ETF Risks.

◦	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., options contracts). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less cash efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used.

◦	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

◦	Trading. Although Shares are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.

Index Risk. If a derivative is linked to the performance of an index, the derivative will be subject to the risks associated with changes in that index.

Leveraging Risk. Derivative instruments held by the Fund involve inherent leverage, whereby small cash deposits allow the Fund to hold contracts with greater face value, which may magnify the Fund’s gains or losses. Adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative. In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy redemption obligations.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management and Strategy Risk. The value of your investment depends on the judgment of the Sub-Adviser about the value and risks associated with its credit spread strategy, including its ability to correctly analyze the impact of volatility on the underlying equity indexes. The Sub-Adviser may be incorrect in its assessment of the potential rate of return of one or more credit spreads or may incorrectly forecast the outlook for an index or the markets in general with regard to whether make a credit put spread (bullish position) or a credit call spread (bearish position). The Sub-Adviser’s proprietary techniques to monitor the Fund’s credit spreads for potential exit triggers may not work as expected, thereby increasing the risks to the Fund of maintaining these positions through expiration. Like all managers, the Sub-Adviser activities are subject to operational risks, which may adversely impact the management of the Fund.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. The Fund will generally have up to 15 credit spreads at any given time, with up to 25% exposure to a single equity index credit spread. Investment in a limited number of equity indexes exposes the Fund to greater market risk and potential losses than if its assets were diversified among a greater number of indexes.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of COVID-19. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

U.S. Government Securities Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.sofi.com/invest/etfs/.

Management

Investment Adviser: Tidal Investments LLC, a Tidal Financial Group company, serves as investment adviser to the Fund.

Investment Sub-Adviser: ZEGA Financial, LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Mick Brokaw, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Jay Pestrichelli, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.sofi.com/invest/etfs/.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The Fund seeks current income.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal ETF Trust (the “Trust”) and written notice to shareholders.

Principal Investment Strategies

As noted above, the Fund’s U.S. Treasury Bill and U.S. Treasury Bond portfolio will seek a “targeted portfolio duration” of one year. That phrase refers to the intended average time it takes for the price sensitivity of a portfolio’s fixed-income investments to respond to a change in interest rates. In this context, a targeted portfolio duration of approximately one year means the Fund aims for its holdings of U.S. Treasuries and/or U.S. Treasury Bonds to have an average sensitivity such that a 1% change in interest rates would result in approximately a 1% change in the portfolio’s value. This duration also gives an indication of the expected time horizon for the investments, suggesting the Fund anticipates the bulk of its returns from interest and capital gains over a one-year period.

The Fund’s index options strategy relates to the following three indices:

●	S&P 500® Index: A benchmark index that represents the stock performance of 500 of the largest publicly traded companies in the U.S. It’s widely regarded as a key indicator of the overall health of the U.S. stock market and the U.S. economy.

●	NASDAQ 100 Index: An index that comprises 100 of the largest non-financial companies listed on the NASDAQ stock exchange. It includes companies from various sectors but is heavily weighted towards technology and internet-related companies.

●	Russell 2000 Index: Represents the performance of the 2,000 smallest companies within the Russell 3000 Index, serving as a benchmark for U.S. small-cap stocks. It offers insight into the health and performance of the smaller segment of the U.S. equity market.

The Fund’s allocation to credit spreads is based on the net difference of “assignment value” at the option strike prices for the Fund’s credit spread positions. Assignment value is based on the difference between the strike prices multiplied by the number of contracts and the multiplier (normally, 100). The Fund primarily employs European-style cash-settled index options that settle at expiration. The Fund applies up to 90% of its holdings of U.S. Treasury securities as collateral for credit spreads where the net assignment value (i.e., the difference between the strike prices of the short option and the long option multiplied by the number of contracts and the multiplier) would be up to 90% of the assets of the Fund.

The following provides a high-level description of vertical credit spreads and options generally:

●	Vertical Credit Spread: A vertical credit spread is an options trading strategy in which an investor (here, the Fund) sells one option and simultaneously purchases another option of the same type (either puts or calls) with a different strike price but with the same expiration date. The aim is to profit from the difference in premiums between the two options.

Credit put spread: An options strategy in which an investor (here, the Fund) sells a put option and simultaneously buys another put option on the same underlying asset with the same expiration date but a lower strike price. This strategy is used when one anticipates a moderate rise or stable movement in the asset’s (with respect to the Fund, the applicable index’s) price.

Credit call spread: An options strategy where an investor (here, the Fund) sells a call option and simultaneously buys another call option on the same underlying asset with the same expiration date but a higher strike price. This is employed when one expects a modest decrease or stable movement in the asset’s (with respect to the Fund, the applicable index’s) price.

Long and Short Legs: In a credit spread strategy, there are two simultaneous option transactions:

■	Long leg: This refers to the option that the Fund buys, which gives them the right to buy or sell the underlying asset.

■	Short leg: This refers to the option that the Fund sells, which obligates them to buy or sell the underlying asset if the other party to the contract decides to exercise their right.

●	Options: Options are financial derivatives that grant the holder the right, but not the obligation, to buy or sell an underlying asset, such as a stock, at a predetermined price (known as the strike price) within a specified period.

●	Puts: A put option grants its holder the right, though not the obligation, to sell an underlying asset at a set price within a defined period. Investors use puts anticipating a price decline in the asset.

●	Calls: A call option grants its holder the right, but not the obligation, to purchase an underlying asset at a predetermined price within a set period. Investors use calls anticipating a price increase in the asset.

●	Natural time decay of options: This refers to the phenomenon in which the extrinsic value of an option diminishes as it approaches its expiration date, all else being equal. As each day passes, an option, especially one out-of-the-money, becomes less likely to end up in-the-money by expiration.

Bullish Stance: When the Sub-Adviser believes that the stock market’s value will stay the same, increase, or at the very least, remain above a specific put option’s strike price, the Fund will generally use vertical credit put spread strategy as follows:

●	The Fund writes (or sells) a put option on an index.

●	Simultaneously, the Fund buys another put option on that same index. This purchased option has the same expiration date but a lower strike price, making it cheaper than the written put.

There are two potential outcomes by the time these options expire:

●	Profit Scenario: If the index’s price stays above the strike price of the written put, the Fund gains.

●	Loss Scenario: If the index’s price drops below the strike price of the written put, the Fund faces a loss. The loss is limited. It’s restricted to the difference between the two put options’ strike prices, minus any net premium received from selling the initial put.

Bearish Stance: When the Sub-Adviser believes the stock market’s value will either remain below a specific call option’s strike price, stay the same, or decrease, the Fund will generally use a vertical credit call spread strategy as follows:

●	The Fund writes (or sells) a call option on an index.

●	At the same time, the Fund buys another call option on that same index. This purchased option has the same expiration date but a higher strike price, which means it’s cheaper than the written call.

By the time these options expire, there are two potential outcomes:

●	Profit Scenario: If the index’s price stays below the strike price of the written call, the Fund gains.

●	Loss Scenario: If the index’s price exceeds the strike price of the written call, the Fund incurs a loss. The loss is limited. It’s restricted to the difference between the two call options’ strike prices, minus any net premium earned from selling the initial call.

Neutral Stance: When the Sub-Adviser has a neutral stance, that is, it believes the stock market’s value will generally remain the same, the Fund may either use either approach discussed above (for a bullish or bearish stance). That is because both a vertical credit put spread and the vertical credit call spread on the same Index would be profitable if the Index remains level. In particular:

●	For a credit put spread, staying level means the index didn’t fall enough to make the sold put option go in-the-money.

●	For a credit call spread, staying level means the index didn’t rise enough to make the sold call option go in-the-money.

Therefore, in both cases, the options expire worthless, and the Fund retains the initial credit received.

ZEGA HiPOS Strategy

ZEGA’s High Probability Options Strategy (“HiPOS” or the “Strategy”), which it uses to manage the Fund, seeks to provide risk adjusted returns that are uncorrelated to both equity and fixed income markets by using an alternative trading strategy, and reducing the need to predict future market movements. ZEGA pursues this objective by managing a portfolio of vertical options spreads on major equity indexes. The Strategy is based on two core principles:

1.     The majority of options held to expiration expire worthless: an opportunity exists to potentially collect premiums by writing options, and so the Strategy focuses on writing options spreads which have a high probability of expiring worthless.

2.     The natural time decay of options is the most rapid over the 30-day period prior to expiration

Writers of options are sometimes forced into buying or selling underlying assets at an unfavorable price, and therefore the risk associated with certain short positions may be higher. Also, since transactions are often short term, gains or losses can be realized very quickly.

ZEGA determines the Strategy’s exposure to each position held by first evaluating and understanding the risks metrics associated with the options. The Strategy uses specific guidelines to seek to quantify risk, and operates under a specific risk tolerance level. Typically, ZEGA will seek to write vertical spreads with a 96-98% probability of success (expiring worthless). To do this, ZEGA evaluates each of the following characteristics prior to taking a position:

●	Strike price must be far enough out-of-the-money

●	Option must have a high probability of expiring worthless based on the Black-Scholes option pricing model

●	Positions must have expirations within the following 40 days

●	Favorable risk/reward profile: risk taken is less than the potential return

ZEGA uses a proprietary model to understand the risks metrics associated with each position, including analyzing the impact of volatility in the corresponding equity indexes. This model seeks to quantify the probability of future market movements to develop a probability curve. The curve aims to identify the probability or likelihood that the corresponding range of strike prices both above and below the current market price, across multiple expirations that occur within the following 30 days, will expire worthless.

Once ZEGA has identified the range of considerable strike prices, ZEGA then evaluates the potential return of each position based on the current market price. Positions are not established unless ZEGA’s view of the perceived risk taken is less than the potential return. The return of a spread is calculated by dividing the premium received by the maintenance requirement to take on the position. The premium is the net credit of the vertical spread or the premium received for the short position minus the premium paid for the long position. The requirement to cover the position is the maximum loss or the distance between two strikes minus the premium received.

Return = Net Credit of Vertical Spread / (Distance between the strikes – net credit of the Vertical Spread)

Once all of the investment criteria have been met and ZEGA’s analysis identifies the risk factors are acceptable for the potential return the Strategy’s exposure to each option is defined.

Temporary Defensive Strategies

For temporary defensive purposes during adverse market, economic, political or other conditions, the Fund may invest in cash or cash equivalents or short-term instruments such as commercial paper, money market mutual funds, or short-term U.S. government securities. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Manager of Managers Structure

Although the Fund is not currently sub-advised, the Fund and the Adviser have received exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the approval of the Board) to change or select new unaffiliated subadvisers without obtaining shareholder approval. The relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by the Adviser to the unaffiliated subadviser (and not paid by the Fund)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee a sub-adviser and recommend their hiring, termination and replacement.

Principal Risks of Investing in the Fund

The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your performance in the Fund:

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include options. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect if the Sub-Adviser is unable to set an appropriate spread between two options held by the Fund and increase Fund volatility. In that case, a small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

ETF Risks

◦	APs, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., options contracts that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less cash efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used.

◦	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “ bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid-ask” spread charged by the exchange specialist, market makers, or other participants that trade the Shares. In times of severe market disruption, the bid-ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares.

◦	Trading. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter- term and higher rated securities.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.

Index Risk. If a derivative is linked to the performance of an index, the derivative will be subject to the risks associated with changes in that index.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a one-year duration would be expected to drop by approximately 1% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Leveraging Risk. Derivative instruments held by the Fund involve inherent leverage, whereby small cash deposits allow the Fund to hold contracts with greater face value, which may magnify the Fund’s gains or losses. Adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative. In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy redemption obligations.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management and Strategy Risk. The value of your investment depends on the judgment of the Sub- Advisor about the value and risks associated with its credit spread strategy, including its ability to correctly analyze the impact of volatility on the underlying equity indexes. The Sub-Advisor may be incorrect in its assessment of the potential rate of return of one or more credit spreads or may incorrectly forecast the outlook for an index or the markets in general with regard to whether make a credit put spread (bullish position) or a credit call spread (bearish position). The Sub-Advisor’s proprietary techniques to monitor the Fund’s credit spreads for potential exit triggers may not work as expected, thereby increasing the risks to the Fund of maintaining these positions through expiration. Like all managers, the Sub-Adviser activities are subject to operational risks, which may adversely impact the management of the Fund.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. The Fund will generally have up to 15 credit spreads at any given time, with up to 25% exposure to a single equity index credit spread. Investment in a limited number of equity indexes exposes the Fund to greater market risk and potential losses than if its assets were diversified among a greater number of indexes.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of COVID-19. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Written Options Risk. The Fund will incur a loss as a result of writing (selling) options (also referred to as a short position) if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.). Because of the fund’s strategy of coupling written and purchased puts and call options with the same expiration date and different strike prices, the Fund expects that maximum potential loss for the Fund for any given credit spread is equal to the difference between the strike prices minus any net premium received. Nonetheless, because up to 100% of the Fund’s portfolio may be subject to this risk - the value of an investment in the Fund – could decline significantly and without warning, including to zero.

PORTFOLIO HOLDINGS INFORMATION

Information about the Fund’s daily portfolio holdings will be available on the Fund’s website at www.sofi.com/invest/etfs/. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).

MANAGEMENT

Investment Adviser

Tidal Investments LLC (formerly Toroso Investments, LLC), a Tidal Financial Group company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in and has been managing investment companies since March 2012 and Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of September 30, 2023, Tidal had assets under management of approximately $8.5 billion and served as the investment adviser or sub-adviser for 137 registered funds.

Tidal serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”).

The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate.

For the services it provides to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.49% of the Fund’s average daily net assets.

Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, litigation expenses, other non-routine or extraordinary expense (collectively, the “Excluded Expenses”), and the unitary management fee payable to the Adviser.

Investment Sub-Adviser

ZEGA Financial, LLC, a Nebraska limited liability company, located at 3801 PGA Blvd, Suite 600, Palm Beach Gardens, FL 33410, serves as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). ZEGA is responsible for the day-to-day management of the Fund’s portfolios, including determining the securities purchased and sold by the Fund and trading portfolio securities for the Fund, subject to the supervision of the Adviser and the Board. ZEGA is an independent investment advisor founded in 2011 offering discretionary and non-discretionary portfolio management services to separately managed accounts. For its services, ZEGA is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 0.15% of the Fund’s average daily net assets. As of September 30, 2023, ZEGA had assets under management of approximately $1.69 billion and served as the investment adviser or sub-adviser for 17 registered funds.

Advisory & Sub-Advisory Agreements

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s February 29, 2024 Annual report to shareholders.

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) have served as portfolio managers of the Fund since inception in 2023. Mr. Brokaw and Mr. Pestrichelli are jointly and primarily responsible for the day-to-day management of the Fund, and Ms. Duan and Mr. Ragauss oversee trading and execution for the Fund.

Mick Brokaw, Portfolio Manager for the Sub-Adviser

Mr. Brokaw joined the Sub-Adviser in 2015 and serves as the Chief Compliance Officer and Managing Director for the Sub-Adviser. Mr. Brokaw has over 25 years of experience in the financial markets, with the majority of his experience related to trading and trading platforms. Mr. Brokaw has a Bachelor of Finance from the University of Nebraska, Lincoln.

Jay Pestrichelli, Portfolio Manager for the Sub-Adviser

Mr. Pestrichelli co-founded the Sub-Adviser in 2011 and is Chief Executive Officer. Mr. Pestrichelli has over 20 years of experience in the financial markets. Mr. Pestrichelli has led the development and execution of the firm’s investment strategies since its inception in 2011. He is also the author of the best-selling book “Buy & Hedge: The Five Iron Rules for Investing Over the Long Term.” Prior to founding the Sub-Adviser in 2011, Mr. Pestrichelli spent 12 years managing and growing the online trading business for TD Ameritrade from 1999 to 2010. Mr. Pestrichelli has a bachelor’s degree in behavioral science from Concordia College.

Qiao Duan, CFA, Portfolio Manager for the Adviser

Qiao Duan serves as Portfolio Manager at the Adviser, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser

Mr. Ragauss serves as Portfolio Manager of the Adviser, having joined the Adviser in September 2020. Mr. Ragauss previously served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P. from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

CFA® is a registered trademark owned by the CFA Institute.

The Fund’s SAI provides additional information about each portfolio manager’s compensation structure, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Shares.

FUND SPONSORS

The Adviser has entered into an Agreement with Social Finance, Inc. (“SoFi”) and ZEGA (the Fund’s sub-adviser), under which each of SoFi and ZEGA assume a portion of the obligation of the Adviser to pay all expenses of the Fund, except Excluded Expenses (such expenses of the Fund, except Excluded Expenses, the “Unitary Expenses”). Although SoFi and ZEGA have agreed to be responsible for a portion of the Unitary Expenses, the Adviser retains the ultimate obligation to the Fund to pay such expenses. SoFi will also provide marketing support for the Fund, including hosting the Fund’s website and preparing marketing materials related to the Fund. For SoFi’s services and SoFi’s and ZEGA’s payments, each of SoFi and ZEGA is entitled to a fee, paid by the Adviser, based on the total management fee earned by the Adviser under the Advisory Agreement less the Unitary Expenses and certain start-up costs. SoFi does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by the Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Trust and the Adviser (as described below).

Fair Value Pricing

Consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Valuation Designee will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the Adviser’s fair value methodologies, subject to oversight by the Board. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser or Sub-Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Investments by Other Registered Investment Companies in the Fund

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth by rule under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends and interest income, if any, monthly, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains to shareholders. Distributions of short-term capital gain will generally be taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state, and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC (the “Distributor”), the Fund’s distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

When available, information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Fund’s website at www.sofi.com/invest/etfs/.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, the Sub-Adviser, and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

Delaware law permits the governing documents of a statutory trust to expand, restrict or eliminate the fiduciary duties that trustees, shareholders or other persons might otherwise be subject to, and replace them with the standards set forth in the Trust’s governing documents.

The Trust’s Declaration of Trust provides that the Trustees shall not be subject to fiduciary duties except as set forth in the Declaration of Trust. The foregoing relates specifically to Delaware laws. Nothing in the Declaration of Trust modifying, restricting or eliminating the duties or liabilities of trustees shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s performance for the Fund’s periods of operations. Because the Fund has not yet commenced operations as of the date of this Prospectus, no Financial Highlights are shown.

SoFi Enhanced Yield ETF

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204	Sub-Adviser	ZEGA Financial, LLC 3801 PGA Blvd, Suite 600 Palm Beach Gardens, FL 33410
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204
Custodian	U.S. Bank National Association 1555 N. Rivercenter Dr. Milwaukee, Wisconsin 53212	Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street Philadelphia, Pennsylvania 19102
Sub-Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated November 12, 2023, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operation.

When available, you can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at SoFi ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (877) 358-0096.

Shareholder reports, the Fund’s current Prospectus and SAI and other information about the Fund will be available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	Free of charge from the Fund’s Internet website at www.sofi.com/invest/etfs/; or

●	For a duplicating fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23377)